                                                                EXHIBIT 10.13(g)




                     FIRM NO-NOTICE TRANSPORTATION AGREEMENT



                                     between



                       TEXAS GAS TRANSMISSION CORPORATION



                                       and



                         MISSISSIPPI VALLEY GAS COMPANY



                                      Dated



                                NOVEMBER 1, 1997

                     FIRM NO-NOTICE TRANSPORTATION AGREEMENT
                                Rate Schedule NNS


         THIS AGREEMENT, made and entered into this 1st day of November, 1997, by and between Texas Gas Transmission Corporation, a Delaware corporation, hereinafter referred to as "Texas Gas," and Mississippi Valley Gas Company, a Mississippi corporation, hereinafter referred to as "Customer,"

                                   WITNESSETH:

         WHEREAS, Customer was receiving a firm, bundled city gate sales service from Texas Gas on May 18, 1992, under provisions of a sales service agreement dated November 1, 1997; and

         WHEREAS, Customer desires to continue receiving the equivalent transportation service formerly embedded in its bundled sales service, or portion thereof, as no-notice service; and

         WHEREAS, Texas Gas desires to provide and Customer desires to receive such no-notice service under its NNS Rate Schedule on the terms and conditions set forth herein;

         NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto covenant and agree as follows:

                             ARTICLE I. DEFINITIONS

1.1 The definitions in Section 3 of Rate Schedule NNS, as well as Section 1 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff, are hereby incorporated by reference and made a part of this Agreement.

                              ARTICLE II. QUANTITY

2.1 Pursuant to Texas Gas's Rate Schedule NNS and subject to the terms and provisions of this Agreement, Customer agrees to deliver or cause to be delivered to Texas Gas at the Point(s) of Receipt in Exhibit "A" hereunder, gas for transportation and Texas Gas agrees to receive, transport, and redeliver to Customer at the Point(s) of Delivery in Exhibit "B" hereunder, the daily and seasonal quantities of gas set forth herein. The parties agree that the transportation service provided hereunder shall be a firm service provided by combining pipeline capacity (the "Nominated" portion of the service) and storage capacity (the "Unnominated" portion of the service) into a single transportation service.

2.2 The maximum daily quantity of gas which Texas Gas shall be obligated to transport and redeliver to Customer, and which Customer shall be obligated to receive, is Customer's applicable Contract Demand expressed on a seasonal basis as set forth below:

                       Daily
                   Contract Demand                    MMBtu/D
                   ---------------                    -------

                        Winter                         50,429
                        Summer                          5,000

2.3 The above Contact Demands consist of a Nominated Daily Quantity, for which Customer is responsible for scheduling the delivery of gas supplies into Texas Gas's system, and an Unnominated Daily Quantity, which is automatically delivered from storage by Texas Gas to meet Customer's requirements. Those quantities, expressed on a seasonal basis, are set forth below:

              Nominated Daily Quantity                         MMBtu/D
              ------------------------                         -------

              Winter                                             5,000
              Summer                                             5,000

              Unnominated Daily Quantity                       MMBtu/D
              --------------------------                       -------
              Winter                                            45,429

2.4 Customer's Excess Unnominated Daily Quantity shall be 5,043 MMBtu per day, which is ten percent (10%) of its Winter Contract Demand.

2.5 The maximum seasonal quantities of gas which Texas Gas shall be obligated to transport and deliver to Customer, and which Customer shall be obligated to receive, are Customer's Seasonal Quantity Entitlements as set forth below:

                     Seasonal
                Quantity Entitlement                              MMBtu
                --------------------                            ---------
                     Winter                                     1,785,797
                     Summer                                     1,070,000

2.6 A portion of Customer's Winter Quantity Entitlement consists of unnominated quantities of gas delivered by Texas Gas from storage. The maximum net quantity of gas Texas Gas is obligated to deliver to Customer from storage during any Winter Season is Customer's Unnominated Seasonal Quantity, which is 1,030,797 MMBtu. In addition to scheduling the receipt of Customer's Summer Quantity Entitlement, Customer is also responsible for the redelivery each summer of that portion of Customer's Unnominated Seasonal Quantity actually used the prior winter, as more fully set forth herein.

2.7 Customer shall reimburse Texas Gas for the Quantity of Gas required for fuel, company use, and unaccounted for associated with the transportation service hereunder in accordance with Section 16 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff. Texas Gas may adjust the fuel retention percentage as operating circumstances warrant; however, such change shall not be retroactive. Texas Gas agrees to give Customer thirty (30) days written notice before changing such percentage.

2.8 Texas Gas, at its sole option, may, if tendered by Customer, transport daily quantities in excess of Customer's Contract Demand.

2.9 In order to protect its system, the delivery of gas to its customers and/or the safety of its operations, Texas Gas shall have the right to vent excess natural gas delivered to Texas Gas by Customer or Customer's supplier(s) in that part of its system utilized to transport gas received hereunder. Prior to venting excess gas, Texas Gas will use its best efforts to contact Customer or Customer's supplier in an attempt to correct such excess deliveries to Texas Gas. Texas Gas may vent such excess gas solely within its reasonable judgment and discretion without liability to Customer, and a pro rata share of any gas so vented shall be allocated to Customer. Customer's pro rata share shall be determined by a fraction, the numerator of which shall be the quantity of gas delivered to Texas Gas at the Point of Receipt by Customer or Customer's suppliers in excess of Customer's confirmed nomination and the denominator of which shall be the total quantity of gas in excess of total confirmed nominations flowing in that part of Texas Gas's system utilized to transport gas, multiplied by the total quantity of gas vented or lost hereunder.

                           ARTICLE III. SCHEDULING OF
                       CUSTOMER'S NOMINATED DAILY QUANTITY

3.1 This Article III only applies to the scheduling of the Nominated Daily Quantity portion of Customer's Contract Demand and not to the Unnominated Daily Quantity of Unnominated Seasonal Quantity delivered from storage.

3.2 Customer shall be obligated four (4) working days prior to the end of each month to furnish Texas Gas with a schedule of the estimated daily quantity(ies) of gas it desires to be received, transported, and redelivered for the following month. Such schedules will show the quantity(ies) of gas Texas Gas will receive from Customer at the Point(s) of Receipt, along with the identity of the supplier(s) that is delivering or causing to be delivered to Texas Gas quantities for Customer's account at each Point of Receipt for which a nomination has been made.

3.3 Customer shall give Texas Gas, after the first of the month, twenty-four
(24) hours notice prior to the commencement of any day in which Customer desires to change the quantity(ies) of gas it has scheduled to be delivered to Texas Gas at the Point(s) of Receipt. If Customer's nomination change does not require Texas Gas to interrupt service to another customer, Texas Gas will agree to waive this 24-hour prior notice and implement nomination changes requested by customer to commence in such lesser time frame subject to Texas Gas's being able to confirm and verify such nomination change at both receipt and delivery points, and receive PDA's reflecting this nomination change at both receipt and delivery points. Texas Gas will use its best efforts to make the nomination change effective at the time requested by customer; however, if Texas Gas is unable to do so, the nomination change will be implemented as soon as confirmation is received.

                   ARTICLE IV. POINTS OF RECEIPT AND DELIVERY
                          AND SUPPLY LATERAL ALLOCATION

4.1 Customer shall deliver or cause to be delivered natural gas to Texas Gas at the Point(s) of Receipt specified in Exhibit "A" attached hereto and Texas Gas shall redeliver gas to Customer or for the account of Customer at the Point(s) of Delivery specified in Exhibit "B" attached hereto, in accordance with Sections 7 and 15 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

4.2 Customer's preferential capacity rights on each of Texas Gas's supply laterals shall be as set forth in Exhibit "C" attached hereto, in accordance with Section 34 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

                          ARTICLE V. TERM OF AGREEMENT

5.1 This Agreement shall become effective November 1, 1997, and shall remain in full force and effect for a primary term of five (5) years ending October 31, 2002. At the end of such primary term, or any subsequent rollover term, this Agreement shall automatically be extended for an additional rollover term of five (5) years, unless Customer terminates this Agreement at the end of such primary or rollover term by giving Texas Gas at least 365 days advance written notice prior to the expiration of the primary term or any subsequent rollover term.

                        ARTICLE VI. POINT OF MEASUREMENT

6.1 The gas shall be measured or caused to be measured by Customer and/or Texas Gas at the Point(s) of Measurement which shall be as specified in Exhibits A, A-I, and B herein. In the event of a line loss or leak between the Point of Measurement and the Point of Receipt, the loss shall be determined in accordance with the methods described in Section 3, "Measuring and Measuring Equipment," contained in the General Terms and Conditions of First Revised Volume No. 1 of Texas Gas's FERC Gas Tariff.

                             ARTICLE VII. FACILITIES


7.1 Texas Gas and Customer agree that any facilities required at the Point(s) of Receipt, Point(s) of Delivery, and Point(s) of Measurement, shall be installed, owned, and operated as specified in Exhibits A, A-I, and B herein. Customer may be required to pay or cause Texas Gas to be paid for the installed cost of any new facilities required as contained in Sections 1.3, 1.4 and 1.5 of Texas Gas's FT Rate Schedule. Customer shall only be responsible for the installed cost of any new facilities described in this Section if agreed to in writing between Texas Gas and Customer.

                         ARTICLE VIII. RATES AND CHARGES

8.1 Unless otherwise agreed to in writing by Texas Gas and Customer, Customer shall pay to Texas Gas each month a Reservation Charge which shall consist of the applicable Contract Demand as specified in this Agreement multiplied by the applicable demand rate per MMBtu. The Reservation Charge shall be billed as of the effective date of this Agreement. Unless otherwise agreed to in writing by Texas Gas and Customer, Customer shall also pay Texas Gas the Maximum Commodity Rate per MMBtu of gas delivered by Texas Gas for no-notice transportation services rendered to Customer up to Customer's applicable Contract Demand. For all gas quantities delivered in excess of Customer's applicable Contract Demand on any day, Customer shall pay the NNS Overrun Rate per MMBtu, as described in the NNS Rate Schedule. In addition, Customer shall pay any and all currently effective demand or commodity surcharges, including but not limited to, the GRI Funding Unit, the FERC ACA Unit Charge, Texas Gas's Take-or-Pay surcharge, and Order 636 Transition Costs surcharge.

         If Texas Gas declares force majeure which renders it unable to perform service for Customer under this Agreement either in whole or part, then Customer shall be relieved of its obligation to pay NNS demand charges for that part of its NNS contract demand affected by such force majeure event until the force majeure event is remedied.

         Unless otherwise agreed to in writing by Texas Gas and Customer, Texas Gas may, from time to time, and at any time selectively after negotiation, adjust the rate(s) applicable to any individual Customer; provided, however, that such adjusted rate(s) shall not exceed the applicable Maximum Rate(s) nor shall they be less than the Minimum Rate(s) set forth in the currently effective Sheet No. 10 of Texas Gas's FERC Gas Tariff. If Texas Gas so adjusts any rates to any Customer, Texas Gas shall file with the Commission any and all required reports respecting such adjusted rate.

8.2 In the event Customer utilizes a Secondary Point(s) of Delivery for transportation service herein, Customer will continue to pay the monthly reservation charges as described in Section 8.1 above. In addition, Customer will pay the maximum commodity charge applicable to the zone in which gas is delivered up to Customer's applicable Contract Demand and the maximum overrun commodity charge for any quantities delivered by Texas Gas in excess of Customer's Seasonal Quantity Entitlement. Customer also agrees to pay the ACA, Take-or-Pay Surcharge, GRI charges, fuel retention charge, and any other effective surcharges, if applicable, as described in Section 8.1 above.

8.3 It is further agreed that Texas Gas may seek authorization from the Commission and/or other appropriate body for such changes to any rate(s) and terms set forth herein or in Texas Gas's tariff, as may be found necessary to assure Texas Gas just and reasonable rates. Nothing herein contained shall be construed to deny Customer any rights it may have under the Natural Gas Act, as amended, including the right to participate fully in rate proceedings by intervention or otherwise to contest increased rates in whole or in part.

8.4 Customer agrees to fully reimburse Texas Gas for all fees, if any, associated with the service contemplated herein which Texas Gas is required to pay to the Commission or any agency having or assuming jurisdiction of the transactions contemplated herein.

8.5 Customer agrees to execute or cause its supplier or processor to execute a separate agreement with Texas Gas providing for the transportation of any liquids and/or liquefiables, and agrees to pay or reimburse Texas Gas, or cause Texas Gas to be paid or reimbursed, for any applicable rates or charges associated with the transportation of such liquids and/or liquefiables, as specified in Section 24 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

                           ARTICLE IX. WINTER SERVICE


9.1 Customer will only be required to nominate into Texas Gas's system a quantity of gas up to the Nominated Daily Quantity.

9.2 In addition to the Nominated Daily Quantity actually scheduled by Customer, Texas Gas will adjust deliveries from storage up to Customer's Unnominated Daily Quantity to meet Customer's city gate requirements up to Customer's Winter Contract Demand.

9.3 In addition, Customer may exceed its Unnominated Daily Quantity by a quantity equal to its Excess Unnominated Daily Quantity (i.e. 10% of its Winter Contract Demand) for up to two consecutive gas days without a penalty; however, total deliveries to the Customer may not exceed the Customer's Winter Contract Demand. Texas Gas will notify the Customer within four (4) hours of the end of the gas day in which Customer has exceeded its Unnominated Daily Quantity. If the Customer does not cease taking such Excess Unnominated Daily Quantity from Texas Gas's storage after two consecutive gas days, then pipeline may assess a penalty of $15 per MMBtu of such excess gas taken and may issue an operational flow order requiring Customer to immediately inject additional gas supply and/or reduce city gate deliveries so that the customer is no longer exceeding his Unnominated Daily Quantity.

9.4 Monthly Maximum Withdrawal: No more than 50% of Customer's Unnominated Seasonal Quantity shall be withdrawn in any consecutive thirty (30) day period.

9.5 Seasonal Minimum and Maximum Withdrawal: No more than 105% of Customer's Unnominated Seasonal Quantity shall be withdrawn by March 1; provided further, that no less than 68% and no more than 100% of Customer's Unnominated Seasonal Quantity shall be withdrawn by April 1 (the end of the Winter Season).

9.6 Adjusted Unnominated Daily Quantity: As Customer's Unnominated Seasonal Quantity (USQ) is withdrawn, that portion of Customer's Unnominated Daily Quantity (UDQ) available to Customer shall be adjusted. Customer's Adjusted Unnominated Daily Quantity (UDQ) shall be equal to the greater of its average winter daily unnominated quantity (i.e., Customer's USQ divided by the total number of Winter days the UDQ is available) or the applicable percentage of its Unnominated Daily Quantity (UDQ) as set forth in the following table:

                      % USQ Withdrawn          % UDQ Available
                      ---------------          ---------------

                            75%                       90%
                            80%                       85%
                            85%                       80%
                            90%                       75%

9.7 During the Winter Season, Texas Gas will also inject gas into storage on a best efforts basis as part of NNS service. Although such injections will be done on a best efforts basis, Texas Gas will be presumed, unless it gives notice to the contrary, to be able to inject into storage such quantities of gas as to take into account routine variations in no-notice deliveries. If Texas Gas is unable to make such best efforts injections, it will advise Customer by posting on its electronic bulletin board. However, no presumption will exist for nonroutine situations (e.g. injections in excess of 15% of Customer's Winter Contract Demand or sustained injections of more than five days) and Customer must give 24 hours advance written notice to Texas Gas of quantities it desires to inject into storage, so that Texas Gas can determine the extent to which it can make such injections and adjust its operations accordingly.

                           ARTICLE X. SUMMER SERVICE

10.1 Texas Gas shall deliver to Customer at the city gate during each Summer Season up to the Customer's Summer Contract Demand and Summer Quantity Entitlement as nominated by Customer.

10.2 Pursuant to the provisions set forth below, Customer shall deliver in kind to Texas Gas during each Summer Season a quantity of gas equal to that portion of Customer's Unnominated Seasonal Quantity actually utilized by Customer (including any infield transfers pursuant to Section 25.8(c) of the General Terms and Conditions of this tariff) during the prior Winter Season. Customer shall reserve and utilize such portion of its Summer Contract Demand as necessary to redeliver such volumes into storage.

10.3 Maximum Daily Injection Quantity: To protect the storage formations and allow uniform filling of the storage reservoirs, Customer will be required to adhere to certain injection limits (calculated as a percentage of the Unnominated Seasonal Quantity), throughout the summer injection period. During the Summer Season Customer may, on a daily basis, inject according to the following table:

                   % of Unnominated            Maximum Available
                   Seasonal Quantity             Injection Rate
                        Injected                  (% of USQ)
                   ----------------            -----------------

                        0%- 65%                         1.3%
                        65%-90%                         1.1%
                         >90%                           0.6%

10.4 Inventory verification tests will be conducted on a semiannual basis. These tests require the temporary suspension of individual storage field activities (injections and withdrawals) for a period of approximately two weeks. If conditions will not permit the full maximum daily injection or withdrawal quantity, Texas Gas may temporarily adjust the limit and allow makeup quantities on succeeding days. Texas Gas will provide at least 45 days prior notice in regard to the scheduling of these shut-in periods.

10.5 During the Summer Season, Texas Gas will also withdraw gas from storage on a best efforts basis as part of the NNS service. Although such withdrawals will be done on a best efforts basis, Texas Gas will be presumed, unless it gives notice to the contrary, to be able to withdraw from storage such quantities of gas as to take into account routine variations in no-notice services. If Texas Gas is unable to make such best efforts withdrawals, it will advise Customer by posting on its electronic bulletin board. However, no presumption will exist for nonroutine situations (e.g. withdrawals in excess of 10% of Customer's Winter Contact Demand or sustained withdrawals of more than five days) and Customer must give 24 hours advance written notice to Texas Gas of quantities it desires to withdraw from storage, so that Texas Gas can determine the extent to which it can make such withdrawals and adjust its operations accordingly.

10.6 To assist Texas Gas's operational and maintenance scheduling through the Summer Season, Customer will notify Texas Gas by March 15 of each year, with updates monthly, of the quantities it intends to inject monthly during the immediately upcoming Summer Season; such injection schedule provided by Customer is a best efforts estimate and may be revised as necessary. Texas Gas will use its reasonable efforts to coordinate its test, maintenance, alteration and repair activities during such Summer Season to accommodate Customer's request.

                            ARTICLE XI. MISCELLANEOUS

11. 1 Texas Gas's Transportation Service hereunder shall be subject to receipt of all requisite regulatory authorizations from the Commission, or any successor regulatory authority, and any other necessary governmental authorizations, in a manner and form acceptable to Texas Gas. The parties agree to furnish each other with any and all information necessary to comply with any laws, orders, rules, or regulations.

11.2 Except as may be otherwise provided, any notice, request, demand, statement, or bill provided for in this Agreement or any notice which a party may desire to give the other shall be in writing and mailed by regular mail, or by postpaid registered mail, effective as of the postmark date, to the post office address of the party intended to receive the same, as the case may be, or by facsimile transmission, as follows:

                Texas Gas

       Texas Gas Transmission Corporation
       3800 Frederica Street
       Post Office Box 20008
       Owensboro, Kentucky 42304

       Attention: Gas Revenue Accounting (Billings and Statements)
                  Marketing Administration (Other Matters)
                  Gas Transportation and Capacity Allocation (Nominations) Fax (502) 688-6817

                Customer

       Mississippi Valley Gas Company
       711 West Capitol Street
       Jackson, Mississippi 39203

       Attention: Ms. Sheri W. Rowe

       The address of either party may, from time to time, be changed by a party mailing, by certified or registered mail, appropriate notice thereof to the other party. Furthermore, if applicable, certain notices shall be considered duly delivered when posted to Texas Gas's Electronic Bulletin Board, as specified in Texas Gas's Tariff.

11.3 Customer shall have fifteen (15) days from the date of receipt of this Agreement in which to execute such Agreement or Customer's request may be deemed null and void.

11.4   This Agreement shall be governed by the laws of the State of Kentucky.

11.5 Each party agrees to file timely all statements, notices, and petitions required under the Commission's Regulations or any other applicable rules or regulations of any governmental authority having jurisdiction hereunder and to exercise due diligence to obtain all necessary governmental approvals required for the implementation of this Transportation Agreement.

11.6 All terms and conditions of Rate Schedule NNS and the attached Exhibits A, A-I, B, and C are hereby incorporated to and made a part of this Agreement.

11.7 This contract shall be binding upon and inure to the benefit of the successors, assigns, and legal representatives of the parties hereto.

11.8 Neither party hereto shall assign this Agreement or any of its rights or obligations hereunder without the consent in writing of the other party and subject to the requirements of Section 25.7 of the General Terms and Conditions of Texas Gas's tariff. Notwithstanding the foregoing, either party may assign its right, title and interest in, to and by virtue of this Agreement including any and all extensions, renewals, amendments, and supplements thereto, to a trustee or trustees, individual or corporate, as security for bonds or other obligations or securities, without such trustee or trustees assuming or becoming in any respect obligated to perform any of the obligations of the assignor and, if any such trustee be a corporation, without its being required by the parties hereto to qualify to do business in the state in which the performance of this Agreement may occur, nothing contained herein shall require consent to transfer this Agreement by virtue of merger or consolidation of a party hereto or a sale of all or substantially all of the assets of a party hereto, or any other corporate reorganization of a party hereto.

11.9 This Agreement insofar as it is affected thereby, is subject to all valid rules, regulations, and orders of all governmental authorities having jurisdiction.

11.10 No waiver by either party of any one or more defaults by the other in the performance of any provisions hereunder shall operate or be construed as a waiver of any future default or defaults whether of a like or a different character.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective representatives thereunto duly authorized, on the day and year first above written.

ATTEST:                             TEXAS GAS TRANSMISSION CORPORATION


/s/ SHERRY L. RICE                  By /s/ (ILLEGIBLE)
----------------------------          -----------------------------------------
  Asst. Secretary                                  Vice President



WITNESSES:                          MISSISSIPPI VALLEY GAS COMPANY

                                    By /s/ (ILLEGIBLE)
----------------------------          -----------------------------------------

                                    Attest /s/ (ILLEGIBLE)
----------------------------              -------------------------------------
                                                  _____ Secretary

Date of Execution by Customer:

30 Oct 97
----------------------------

                              CONTRACT NO. N000120

                                    EXHIBIT A
                            FIRM POINT(S) OF RECEIPT
                         MISSISSIPPI VALLEY GAS COMPANY
                          FIRM NO-NOTICE TRANSPORTATION
                                    AGREEMENT


                                                                                          DAILY FIRM
                                        METER                                          CAPACITY (MMBtu)
LATERAL      SEGMENT            ZONE     NO.     NAME                                 WINTER      SUMMER
-------      -------            ----    -----    ----                                 ------      ------
BEGIN LIST OF FIRM RECEIPT POINTS
NORTH LOUISIANA LEG
      Carthage - Haughton
                                 1      2102     Champlin                                 0        2,500
      Sharon - East
                                 1     8760N     Lonewa (NLA)                             0            0
EAST LEG
      Bosco - Eunice
                                SL      2740     Superior-Pure                            0            0
SOUTHEAST LEG
      B1k. 8 - Morgan City
                                SL      2460     Peltex Deep Saline #1                    0            0
                                SL      2463     Toce Oil                                 0            0
                                SL      2638     Coon Point                               0            0
                                SL      2755     Texaco-Bay Junop                         0            0
      Henry - Lafayette
                                SL      2790     Henry Hub                            6,782        4,282
      Morgan City - Lafayette
                                SL      2454     FMP/Bayou Postillion                     0            0
                                SL      9173     ANR-Calumet (Rec.)                       0            0
SOUTH LEG
      Egan - Eunice
                                SL      9003     Egan                                     0            0
SOUTHWEST LEG
      Lowry - Eunice
                                SL      2437     ENOGEX/NGPL Tap Washita                  0            0
                                SL      9170     Transok/NGPL Inter #2 Custer             0            0
                                SL      9843     Mobil - Lowry                            0            0
WEST LEG
      Mallard Bay - Woodlawn
                                SL      2207     Franks Petroleum-Chalkley                0            0
MAINLINE
      Bastrop - North
                                 1      1631     MVG Allocation Point                 5,000        5,000


EFFECTIVE DATE: July 1, 2000

                              CONTRACT NO. N000120

                                    EXHIBIT A
                            FIRM POINT(S) OF RECEIPT
                         MISSISSIPPI VALLEY GAS COMPANY
                         FIRM NO-NOTICE TRANSPORTATION
                                    AGREEMENT


                                                                                          DAILY FIRM
                                        METER                                          CAPACITY (MMBtu)
LATERAL      SEGMENT            ZONE     NO.     NAME                                 WINTER      SUMMER
-------      -------            ----    -----    ----                                 ------      ------
WC-294 (at ANR-Eunice)
      Included under Mainline

HIOS (at ANR-Eunice)
      Included under Mainline
                                                                                 End List of Firm Receipt Points.


Note: 199 MMBtu/D at Henry (Meter No. 2790) available to Duck Hill (N015853), until 10/30/2002.



EFFECTIVE DATE: July 1, 2000

                                 EXHIBIT "A-I"
                          SECONDARY POINT(S) OF RECEIPT

                                           TGT
                                          METER
LATERAL      SEGMENT            ZONE       NO.        DRN               SUPPLY POINT
-------      -------            ----      -----       ---               ------------
NORTH LOUISIANA
      Carthage-Haughton          1        2102      152451              Champlin
                                 1        9805       43336              Delhi
                                 1        9051        7148              Grigsby
                                 1        8116       42473              Texas Eastern-Sligo
                                 1        9884       49099              Valero-Carthage

      Haughton-Sharon            1        8003       43390              Barksdale
                                 1        2455       38387              Beacon
                                 1        9866       44088              Cornerstone-Ada
                                 1        2340        7787              F.E. Hargraves-Minden
                                 1        2186        7790              LGI#1
                                 1        2456        7046              McCormick
                                 1        2457        7788              Minden-Hunt
                                 1        2459       11259              Minden Pan-Am #1
                                 1        9819       43554              Nelson-Sibley
                                 1        9461       43555              Olin-McGoldrick
                                 1        2760       38250              Sligo Plant
                                 1        9834       49082              Texaco-Athens

      Sharon                     1        2145       38281              Claiborne
                                 1        9439      185980              Energy Management-Antioch
                                 1        2010        7795              Fina Oil-HICO
                                 1        9818        7739              PGC-Bodcaw
                                 1        2757        7792              Texas Eastern-Sharon

      Sharon-East                1        9418      171295              Associated-Calhoun
                                 1        2631       38310              Calhoun Plant
                                 1        2632       38300              Dubach
                                 1        2202      144066              Ergon-Monroe
                                 1        8760        9334              Lonewa
                                 1        8020        9217              MRT-Bastrop
                                 1        9302        9335              Munce
                                 1        9812       43556              Par Minerals/Downsville
                                 1        9823       43559              Reliance-Bernice
                                 1        2612       10799              Reliance-West Monroe
                                 1        2634        9339              Southwest-Guthrie

EAST
      Bosco-Eunice               SL       2015        6512              Amerada Hess
                                 SL       2016        6513              Amerada Hess-South Lewisburg
                                 SL       2385        6517              D.B. McClinton #1
                                 SL       2288        6508              Great Southern-Mowata #2
                                 SL       9804        6545              Great Southern-Mowata #3
                                 SL       8142        6549              Ritchie
                                 SL       2740        6499              Superior-Pure




                                     A-I-1

                                           TGT
                                          METER
LATERAL      SEGMENT            ZONE       NO.        DRN            SUPPLY POINT
-------      -------            ----      -----       ---            ------------
SOUTHEAST
      Blk. 8-Morgan City         SL       2198        10590         Bois D'Arc
                                 SL       9142       140570         Bois D'Arc-Pelican Lake
                                 SL       2109        31917         Chevron-Block 8
                                 SL       2638        31567         Coon Point
                                 SL       2845        10533         Lake Pagie
                                 SL       2460        43557         Peltex Deep Saline #1
                                 SL       2480        31554         S.S. 41
                                 SL       9471        43569         Sohio
                                 SL       2755        10587         Texaco-Bay Junop
                                 SL       9836        10595         Texaco-Dog Lake
                                 SL       2463        43572         Toce Oil
                                 SL       9883        10591         Zeit-Lake Pagie

      Henry-Lafayette            SL       3190        10902         Faustina-Henry
                                 SL       2790        42612         Henry Hub

      Lafayette-Eunice           SL       2125         8741         California Co.-North Duson
                                 SL       2138         6500         California Co.-South Bosco #2
                                 SL       2339         8737         Duson
                                 SL       9837        43488         Excel-Judice
                                 SL       2601         8732         Fina Oil-Anslem Coulee
                                 SL       8040         6525         Florida
                                 SL       2290         6544         Gulf Transport-Church Pt.
                                 SL       9906        38741         Quintana-South Bosco
                                 SL       9005         6538         Rayne-Columbia Gulf
                                 SL       3067         8736         South Scott
                                 SL       2810         8738         Tidewater-North Duson
                                 SL       8051         8727         Youngsville

      Maurice-Freshwater         SL       9501       204880         Araxas-Abbeville
                                 SL       2147        10898         CNG-Hell Hole Bayou
                                 SL       2203        10890         Deck Oil-Perry/Hope
                                 SL       9160       140571         LLOG-Abbeville
                                 SL       2394        10906         LRC-Theall
                                 SL       9800        43550         May Petroleum
                                 SL       2748       127418         Parc Perdue
                                 SL       2749        10896         Parc Perdue 2
                                 SL       9830        43558         R&R Res-Abbeville
                                 SL       9434       171296         Southwestern-Perry
                                 SL       2706        40933         Sun Ray
                                 SL       9422       160243         UNOCAL-Freshwater Bayou
                                 SL       2840        10900         UNOCAL-N. Freshwater Bayou

      Morgan City-Lafayette      SL       2064        43425         Amoco-Charenton
                                 SL       9173        10277         ANR-Calumet (Rec.)
                                 SL       9803        38341         Atlantic
                                 SL       9809        43733         B.H. Petroleum-S.E. Avery
                                 SL       9881        80583         Bridgeline-Berwick
                                 SL       2085        10270         British American-Ramos
                                 SL       9412       185979         Equitable-Lake Peigneur
                                 SL       9047         8223         Florida Gas-E.B. Pigeon
                                 SL       2454         8215         FMP/Bayou Postillion




                                     A-I-2

                                           TGT
                                          METER
LATERAL      SEGMENT            ZONE       NO.        DRN            SUPPLY POINT
-------      -------            ----      -----       ---            ------------
SOUTHEAST (CONT.)               SL        8059        10279        Franklin
                                SL        9437       171297        Hunt Oil-Taylor Point
                                SL        9502       211243        Hunt Oil-East Taylor Point
                                SL        9854        43546        Linder Oil-Bayou Penchant
                                SL        9853        60164        Linder Oil-Garden City
                                SL        2189        43561        Rutledge Deas
                                SL        2636         8240        Shell-Bayou Pigeon
                                SL        8149         8235        SONAT-East Bayou Pigeon
                                SL        2035        10264        Southwest-Jeanerette
                                SL        9895        59632        Texaco-Bayou Sale
                                SL        8205        10272        Transco-Myette Point
                                SL        9829        10263        Trunkline-Centerville

      Thibodaux-Morgan City
                                SL        2250        33435        A. Glassell-Chacahoula
                                SL        2335       186009        Amoco-North Rousseau
                                SL        2835         6912        Lake Palourde
                                SL        9873         8875        Linder Oil-Chacahoula
                                SL        9175       124990        LLOG-Chacahoula
                                SL        9847        43636        LRC-Choctaw
                                SL        2440         8877        Magna-Chacahoula #1
                                SL        2445         8878        Magna-St. John #2
                                SL        2470        60191        Patterson-Chacahoula
                                SL        2135        10145        Simon Pass
                                SL        9431       144064        Transco-Thibodaux

SOUTH
      Egan-Eunice               SL        9003        38233        Egan
                                SL        9415       171298        Tejas Power-Egan

SOUTHWEST
      East Cameron-Lowry        SL        2581        30074        E.C. 14
                                SL        2033        43548        Little Cheniere-Arco
                                SL        2034        43549        Little Cheniere-Linder
                                SL        2392         7561        LRC-Grand Cheniere

      Lowry-Eunice              SL        9843       156905        Mobil-Lowry
                                SL        9446         7530        NGPL-Lowry
                                SL        2437       149325        ENOGEX/NGPL Tap Washita
                                SL        9169       149326        TEX SW/NGPL Washita
                                SL        9171       149313        Transok/NGPL Inter #2 Beckham
                                SL        9170       149321        Transok/NGPL Inter #2 Custer
                                SL        9172       149329        Transok/NGPL Waggs Wheeler

WEST
      Iowa-Eunice               SL        9507        21777        Camex-China
                                SL        8170         8613        Iowa
                                SL        9445         8617        Kilroy Riseden-Woodlawn

      Mallard Bay-Woodlawn      SL        2140         8610        California Co.-South Thornwell
                                SL        2615         7585        Caroline Hunt Sands-S. Thornwell
                                SL        2207        60169        Franks Petroleum-Chalkley
                                SL        9028        43506        Gas Energy Development-Hayes
                                SL        2355        81054        Humble-Chalkley
                                SL        2383         7567        IMC Wintershall-Chalkley


                                     A-I-3

                                           TGT
                                          Meter
Lateral      Segment            Zone       No.        DRN            Supply Point
-------      -------            ----      -----       ---            ------------
WEST (CONT.)                    SL        8071         7571          LRC-Mallard Bay
                                SL        9828         8585          Riverside-Lake Arthur
                                SL        2635       107453          Shell-Chalkley
                                SL        2822         7586          Superior-S. Thornwell
                                SL        2885         8603          Union Texas-Welsh


W.C. 294

      Entering at ANR-          SL        9026        29497          W.C. 167/132
       Eunice                   SL        9136        55151          W.C. 167/Near Shore
                                SL        9440       186036          W.C. 293/306A
                                SL        9396        60204          W.C. 293/H.I. 120/H.I. 120-128
                                SL        9383        43734          W.C. 293/H.I. 167/H.I. 167-166
                                SL        2838        29693          W.C. 294

HIOS
      Offshore Points                                                H.I. 247
       entering at ANR-Eunice   SL        2868        33213          H.I. A-247/A-244A/A-231
                                SL        9176       154807          H.I. A-247/A-245
                                SL        9135        41343          W.C. 167/HIOS Mainline

                                                                     H.I. 283
                                SL        9894        49103          H.I. A-283/A-283A
                                SL        9487       197839          H.I. A-283/A-443
                                SL        2855        33296          H.I. A-285/A-282


                                                                     H.I. 303
                                SL        2858        43524          H.I. A-302A/A-303

                                                                     H.I. 323
                                SL        9468        21334          H.I. A-323

                                                                     H.I. 343
                                SL        9467        21339          H.I. A-343/A-355

                                                                     H.I. A-345
                                SL        2863        33293          H.I. A-334A/A-335
                                SL        9327        43529          H.I. A-345/A-325A

                                                                     H.I. A-498
                                SL        2529       197837          H.I. A-498/A-451
                                SL        2536       197838          H.I. A-498/A-462/Various
                                SL        2534        60171          H.I. A-498/A-489
                                SL        2533        60173          H.I. A-498/A-489/A-474
                                SL        2535        60174          H.I. A-498/A-489/A-499
                                SL        9371        60175          H.I. A-498/A-490
                                SL        2856        43723          H.I. A-498/A-517

                                                                     H.I. A-539
                                SL        2537        60177          H.I. A-539/A-480
                                SL        9365        60178          H.I. A-539/A-511
                                SL        9508       216653          H.I. A-539/A-528
                                SL        9376        54856          H.I. A-539/A-532
                                SL        9328        60179          H.I. A-539/A-550


                                     A-I-4

                                           TGT
                                          Meter
Lateral      Segment            Zone       No.        DRN            Supply Point
-------      -------            ----      -----       ---            ------------

HIOS (CONT.)                    SL        9901        81051          H.I. A-539/A-552/A-551
                                SL        9889        49104          H.I. A-539/A-552/A-553
                                SL        2539        60181          H.I. A-539/A-567
                                SL        9380        60182          H.I. A-539/A-568

                                                                     H.I. 546
                                SL        9466        21336          H.I. A-546/A-548/A-545

                                                                     H.I. A-555
                                SL        2857        36875          H.I. A-531A
                                SL        2861        43122          H.I. A-536C
                                SL        2862        43123          H.I. A-537B
                                SL        9127        54854          H.I. A-537B/A-537D/A-556
                                SL        9308        60183          H.I. A-555
                                SL        9125        54858          H.I. A-555/A-537D/A-556
                                SL        9887        49105          H.I. A-555/A-557A/A-556

                                                                     H.I. A-573
                                SL        9909        60369          H.I. A-573/A-384/G B 224
                                SL        2859        43531          H.I. A-573B Complex
                                SL        2542        43721          H.I. A-595CF Complex

                                                                     H.I. A-582
                                SL        9165       111967          H.I. A-582/A-561A
                                SL        9469       221329          H.I. A-582/A-563/A-564
                                SL        9470       221328          H.I. A-582/A-582C
                                SL        9133        49106          H.I. A-582/E.B. 110
                                SL        9377        49107          H.I. A-582/E.B. 160/Various
                                SL        9134        81052          H.I. A-582/E.B. 165

MAINLLNE
      Bastrop-North              3        8082         6463          ANR-Slaughters
                                 3        2061         4308          Bee-Hunter
                                 3        2072         6385          Blair
                                 4        1229       108797          Cincinnati Gas and Electric Co.
                                 3        1367       132995          Citizens Gas & Coke Utility
                                 2        8124        41187          Dyersburg
                                 1        9871       132993          Entergy-Helena
                                 3        9459       186011          Gibbs-Henderson
                                 3        9432       186010          Har-Ken/Austin Jennings #1
                                 3        9530         6461          Har-Ken/Murray
                                 1        9303         1484          Helena #2
                                 3        1440       108798          Indiana Gas Company, Inc.
                                 4        1433       140534          Indiana Utilities Corporation
                                 4        9522       223429          Indiana Utilities-New Albany Shale
                                 4        1489       132837          Lawrenceburg Gas Company
                                 4        1715        16281          Lebanon-Columbia
                                 4        1247        16283          Lebanon-Congas
                                 4        1859        16284          Lebanon-Texas Eastern
                                 3        9527        44100          Liberty-South Hill
                                 1        1600       132977          Memphis Light, Gas and Water Division
                                 3        8073         6134          Midwestern-Whitesville
                                 1        3801       134577          Pooling Receipt-Zone 1


                                     A-I-5

                                           TGT
                                          Meter
Lateral      Segment            Zone       No.        DRN            Supply Point
-------      -------            ----      -----       ---            ------------

MAINLINE (CONT.)                 3        9525         6447          Pride Energy No. 1
                                 3        9141       107451          Reynolds-Narge Creek
                                 3        5800       128355          Slaughters-Storage Complex (Withdraw)
                                 3        1810       132845          Southern Indiana Gas and Electric Co.
                                 4        1872       125662          Union Light, Heat and Power Co.
                                 3        9404        40221          United Cities-Barnsley
                                 2        1885       132856          Western Kentucky Gas Company
                                 3        1906       108800          Western Kentucky Gas Company
                                 3        1912        21773          Western Kentucky Gas Company
                                 4        1981       132852          Western Kentucky Gas Company

      Eunice-Zone SL/1 Line     SL        9035         6519          ANR-Eunice
                                SL        9084       105453          Bayou Pompey
                                SL        8107         8120          Evangeline
                                SL        9536       225010          Louisiana Chalk-Eunice
                                SL        8046         8121          Mamou
                                SL        3800       124803          Pooling Receipt-Zone SL
                                SL        3900       154805          SL Lateral Terminus

      Zone SL/1 Line-Bastrop     1        2020        44085          Arkla-Perryville
                                 1        9870        44087          Channel Explo.-Chicksaw Creek
                                 1        9826         9332          Delhi-Ewing
                                 1        9882        60205          Entergy-Andrus Plant
                                 1        9785        12088          Entergy-Delta Plant
                                 1        2361         9321          Guffey-Millhaven
                                 1        9814        43538          Hogan-Davis Lake
                                 1        8063         9670          Pineville (LIG)
                                 1        2648         9214          Spears
                                 1        9832        43414          Wintershall-Clarks


                                     A-I-6

                               CONTRACT NO. N0120
                     Winter Contract Demand - 50,429 MMBtu/D
                     Summer Contract Demand - 5,000 MMBtu/D

                                   EXHIBIT "B"
                              POINT(S) OF DELIVERY
                                     ZONE I

Meter                                                                                                    MAOP       MDP*
 No.       DRN            Name and Description                                         Facilities       (psig)     (psig)
-----     -----           --------------------                                         ----------       ------     ------
1631      60206           Mississippi Valley Gas Company
                          BENOIT - S12, T20N, R8W, Bolivar County, MS                        (1)          600        300
                          BOLIVAR DISTRICT - S4, T22N, R6W, Bolivar
                          County, MS                                                         (1)          810        300
                          CLARKSDALE - S30, T27N, R3W, Coahoma
                          County, MS                                                         (1)          560        250
                          CLARKSDALE AIR BASE - S16, T28N, R3W,
                          Coahoma County, MS                                                 (1)          560        150
                          CLEVELAND - S10 T22N, R6W, Bolivar County, MS                      (1)          640        325
                          DESOTO DISTRICT - S23, T1S, R8W, DeSoto
                          County, MS                                                         (1)          674        400
                          DUNCAN - S11, T25N, R5W, Bolivar County, MS                        (1)          840        150
                          FEDERAL COMPRESS - S9, T5S, R11W, Tunica
                          County, MS                                                         (1)          486        200
                          GAY HILL - S29, T1S, R8W, DeSoto County, MS                        (1)          840        100
                          GREENBROOK - S24, T1S, R8W, DeSoto County, MS                      (1)          674        300
                          JONESTOWN - S4, T28N, R3W, Coahoma County, MS                      (1)          560        250
                          LAKE CORMORANT - S13, T25, R10W, DeSoto
                          County, MS                                                         (1)          500        150
                          LAKE CORMORANT #2 - S31, T2S, R9W, DeSoto
                          County, MS                                                         (1)          810        400
                          LULA - S25, T30N, R3W, Coahoma County, MS                          (1)          500        150
                          LYNCHBURG - S36, T1S, R9W, DeSoto County. MS                       (1)          840        100
                          LYON - S17, T27N, R3W, Coahoma County, MS                          (1)          640        325
                          MERIGOLD NO. 1 - S9, T23N, R5W, Bolivar
                          County, MS                                                         (1)          640        150
                          MERIGOLD NO. 2 - S9, T23N, R5W, Bolivar
                          County, MS                                                         (1)          640        250
                          MVG-GREENVILLE AIR BASE - S22, T19N, R8W
                          Washington County, MS                                              (1)          600        300
                          MVG-GREENVILLE #1 - S12, T18N, R8W,
                          Washington County, MS                                              (1)          640        300
                          MVG-GREENVILLE #3 - S24, T18N, R8W,
                          Washington County, MS                                              (1)          840        575
                          MVG-GREENVILLE #4 - S14, T17N, R9W,
                          Washington County, MS                                              (1)          672        250
                          MVG-HARDY SPRINGS - Grenada County, MS                             (1)
                          NATIONAL PACKING - S14, T17N, R9W,                                 (1)          672        150


                                       B-1

NOTE: SEE ATTACHED STANDARD FACILITIES KEY FOR EXPLANATION OF FACILITIES. *MINIMUM DELIVERY PRESSURE

Meter                                                                                                    MAOP       MDP*
 No.       DRN            Name and Description                                         Facilities       (psig)     (psig)
-----     -----           --------------------                                         ----------       ------     ------
                          Washington County, MS
                          NORTH TUNICA - S27, T4S, R11W, Tunica
                          County, MS                                                         (1)                      325
                          REFUGE PLANTING - S11, T18N, R8W, Washington
                          County, MS                                                         (1)          672         150
                          ROBINSONVILLE - S18, T3S, R10W, Tunica
                          County, MS                                                         (1)          486         325
                          RURAL-MS-MVG                                                                                 50
                          SCOTT - S26, T20N, R8W, Bolivar County, MS                         (1)          600         150
                          SHELBY - S8, T24N, R5W, Bolivar County, MS                         (1)          840         150
                          TUNICA - S4, T5S, R11W, Tunica County, MS                          (1)          500         150
                          VINEY RIDGE ROAD - S10, T26N, R4W,
                          Coahoma County, MS
                          WALLS - S33, T1S, R9W, DeSoto County, MS                           (1)          417         150



                                       B-2

NOTE: SEE ATTACHED STANDARD FACILITIES KEY FOR EXPLANATION OF FACILITIES. *MINIMUM DELIVERY PRESSURE

                          -----------------------------
                              CONTRACT NO. N000120
                          -----------------------------
                          FIRM NO-NOTICE TRANSPORTATION
                                    AGREEMENT
                                    EXHIBIT C
                             SUPPLY LATERAL CAPACITY

                         MISSISSIPPI VALLEY GAS COMPANY


                                                              PREFERENTIAL RIGHTS
                                                                    MMBTU/D
              SUPPLY LATERAL                                WINTER            SUMMER
                                                            ------            ------
        Zone 1 Supply Lateral(s)

        North Louisiana Leg:                                     0             2,500
                                                            ------            ------
                Total Zone 1:                                    0             2,500

        Zone SL Supply Lateral(s)

        East Leg:                                                0                 0

        Southeast Leg:                                       6,782             4,282

        South Leg:                                               0                 0

        Southwest Leg:                                           0                 0

        West Leg:                                                0                 0

        WC-294 (at ANR-Eunice):                                  0                 0

        HIOS (at ANR-Eunice):                                    0                 0
                                                            ------            ------
                Total Zone SL:                               6,782             4,282
                                                            ------            ------
                Grand Total:                                 6,782             6,782
                                                            ======            ======


NOTE: QUANTITIES SHOWN INCLUDE 199 MMBTU/D ON THE SOUTHEAST LATERAL RELEASED TO DUCK HILL (N15853) UNTIL 10/30/2002.


EFFECTIVE DATE: July 1, 2000

                             STANDARD FACILITIES KEY

(1) Measurement facilities are owned, operated, and maintained by Texas Gas Transmission Corporation.

(2) Measurement facilities are owned, operated, and maintained by ANR Pipeline Company.

(3) Measurement facilities are owned, operated, and maintained by Arkansas Louisiana Gas Company.

(4) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Kerr-McGee Corporation.

(5) Measurement facilities are owned, operated, and maintained by Koch Gateway Pipeline Company.

(6) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Delhi Gas Pipeline Corporation.

(7) Measurement facilities are owned, operated, and maintained by Kerr-McGee Corporation.

(8) Measurement facilities are owned, operated, and maintained by Louisiana Intrastate Gas Corporation.

(9) Measurement facilities are owned, operated, and maintained by Trunkline Gas Company.

(10) Measurement facilities are owned, operated, and maintained by Columbia Gulf Transmission Company.

(11) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Columbia Gulf Transmission Company.

(12) Measurement facilities are owned, operated, and maintained by Florida Gas Transmission Company.

(13) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by ANR Pipeline Company.

(14) Measurement facilities are owned by Champlin Petroleum Company and operated and maintained by ANR Pipeline Company.

(15) Measurement facilities are owned by Transcontinental Gas Pipe Line Corporation and operated and maintained by ANR Pipeline Company.

(16) Measurement facilities are jointly owned by others and operated and maintained by ANR Pipeline Company.

(17) Measurement facilities are owned by Koch Gateway Pipeline Company and operated and maintained by ANR Pipeline Company.

(18) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Texas Eastern Transmission Corporation.

(19) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Natural Gas Pipeline Company of America.

(20) Measurement facilities are owned by Louisiana Intrastate Gas Corporation and operated and maintained by Texas Gas Transmission Corporation.

(21) Measurement facilities are owned, operated, and maintained by Texas Eastern Transmission Corporation.

(22) Measurement facilities are owned by Kerr-McGee Corporation and operated and maintained by ANR Pipeline Company.

(23)     Measurement facilities are operated and maintained by ANR Pipeline
         Company.

(24) Measurement facilities are owned, operated, and maintained by Transcontinental Gas Pipe Line Corporation.

(25) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Tennessee Gas Pipeline Company.

(26) Measurement facilities are owned, operated, and maintained by Northern Natural Gas Company.

(27) Measurement facilities are owned and maintained by Faustina Pipeline Company and operated by Texas Gas Transmission Corporation.

(28) Measurement facilities are owned by Samedan and operated and maintained by ANR Pipeline Company.

(29) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by CNG Producing.

(30) Measurement facilities are owned, operated, and maintained by Devon Energy Corporation.

(31) Measurement facilities are owned by Total Minatome Corporation and operated and maintained by Texas Gas Transmission Corporation.

(32) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Trunkline Gas Company.

(33) Measurement facilities are owned by Linder Oil Company and operated and maintained by Texas Gas Transmission Corporation.

(34) Measurement facilities are owned, operated, and maintained by Mississippi River Transmission Corporation.

(35)     Measurement facilities are owned, operated, and maintained by Texaco
         Inc.

(36) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Louisiana Resources Company.

(37) Measurement facilities are owned, operated, and maintained by Louisiana Resources Company.

(38) Measurement facilities are owned by Oklahoma Gas Pipeline Company and operated and maintained by ANR Pipeline Company.

(39) Measurement and interconnecting pipeline facilities are owned and maintained by Louisiana Resources Company. The measurement facilities are operated and flow controlled by Texas Gas Transmission Corporation.

(40) Measurement facilities are owned by Hall-Houston and operated and maintained by ANR Pipeline Company.

(41) Measurement facilities are owned, operated, and maintained as specified in Exhibit "B".

(42) Measurement facilities are owned by Enron Corporation and operated and maintained by Texas Gas Transmission Corporation.

(43) Measurement facilities are owned by United Cities Gas Company and operated and maintained by TXG Engineering, Inc.

(44) Measurement facilities are owned, operated, and maintained by NorAm Gas Transmission Company.

(45) Measurement facilities are owned by Falcon Seaboard Gas Company and operated and maintained by Texas Gas Transmission Corporation.

(46) Measurement facilities are owned by ANR Pipeline Company and operated and maintained by High Island Offshore System.

(47) Measurement facilities are owned by Forest Oil Corporation, et al., and operated and maintained by Tenneco Gas Transportation Company.

(48) Measurement facilities are owned by PSI, Inc., and operated and maintained by ANR Pipeline Company.

(49) Measurement facilities are owned, operated, and maintained by Tennessee Gas Pipeline Company.

(50) Measurement facilities are owned, operated, and maintained by Colorado Interstate Gas Company.

(51) Measurement facilities are owned by Producer's Gas Company and operated and maintained by Natural Gas Pipeline Company of America.

(52) Measurement facilities are owned by Zapata Exploration and operated and maintained by ANR Pipeline Company.

(53) Measurement facilities are jointly owned by Amoco, Mobil, and Union; operated and maintained by ANR Pipeline Company.

(54) Measurement facilities are owned, operated, and maintained by VHC Gas Systems, L.P.

(55) Measurement facilities are owned by Walter Oil and Gas and operated and maintained by Columbia Gulf Transmission Company.

(56) Measurement facilities are operated and maintained by Natural Gas Pipeline Company of America.

(57) Measurement facilities are operated and maintained by Texas Gas Transmission Corporation.

(58) Measurement facilities are operated and maintained by Tennessee Gas Pipeline Company.

(59) Measurement facilities are operated and maintained by Columbia Gulf Transmission Company.

(60) Measurement facilities are owned, operated, and maintained by Midwestern Gas Transmission Company.

(61) Measurement facilities are owned, operated, and maintained by Western Kentucky Gas Company.

(62) Measurement facilities are owned by Egan Hub Partners, L. P., and operated and maintained by Texas Gas Transmission Corporation.

(63) Measurement facilities are owned and maintained by Louisiana Chalk Gathering System and operated by Texas Gas Transmission Corporation.